                                                                   EXHIBIT 10.20

                                 AMENDMENT #14


AMENDMENT NUMBER #14 TO THAT LEASE DATED SEPTEMBER 10, 1991 BETWEEN SPIEKER PROPERTIES, L.P., AS LANDLORD, AND SCICLONE PHARMACEUTICALS, INC., AS TENANT (THE "LEASE"), FOR PREMISES LOCATED AT 901 MARINER'S ISLAND BOULEVARD, SAN MATEO, CALIFORNIA.

Effective December 1, 2000, the Lease will be amended as follows to provide for Tenant's expansion premises and terminated premises:

1. PREMISES. Effective December 1, 2000, the parties hereto desire to terminate the Lease only with respect to that portion of the Premises, located on the second floor and known as Suite 200, consisting of approximately 935 square feet of rentable area as shown outlined in red on the attached floor plan (Exhibit B - Suite 200).

        Effective January 1, 2001, the term "Premises" as used in the Lease is therefore amended to mean approximately 16,748 square feet of rentable area (which includes a portion of the building common area) located on the first and second floors of the building known as 901 Mariner's Island Boulevard. The Premises as expanded herein are approximately as shown outlined in red on the attached floor plan (Exhibit B-1 - Suite 170, Suite 205, Suite 235, Suite 245 and Suite 285).

        Effective March 1, 2001 or unless sooner terminated by Landlord and Tenant, the parties hereto desire to terminate the Lease only with respect to that portion of the Premises, located on the first floor and known as Suite 170, consisting of approximately 1,980 square feet of rentable area as shown outlined in red on the attached floor plan (Exhibit B-2 - Suite 170).

2.      OCCUPANCY DENSITY.  4 people per 1000 square feet.

3.      RENT. Base Rent for the Premises as expanded herein shall be as follows:


       12/01/00 - 12/31/00:      Forty thousand seven hundred sixty one and 00/100ths
       (Suite 200 terminated     dollars ($40,761.00) per month plus operating expenses per
       12/1/00)                  Paragraph 29 of the Lease.  Operating expenses through
                                 December, 2000 are estimated to be $7,193.00
                                 per month. Direct operating expenses are
                                 estimated a year in advance and collected on a
                                 monthly basis. Any adjustments necessary (up or
                                 down) will be made at the end of the operating
                                 year.

       01/01/01 - 02/29/01:      Eighty Six Thousand Four Hundred Forty Four and 00/100ths
                                 dollars (86,444.00) per month plus operating expenses per
                                 Paragraph 29 of the Lease.

       03/01/01 - 08/31/01:      Seventy Seven Thousand Six Hundred Ninety Two and 00/100ths
       (Suite 170 terminated     dollars ($77,692.00) per month plus operating expenses per
       2/29/01)                  Paragraph 29 of the Lease.

       09/01/01 - 12/31/01:      Seventy Eight Thousand Nine Hundred Ninety Six and
                                 00/100ths dollars ($78,996.00) per month plus
                                 operating expenses per Paragraph 29 of the
                                 Lease.

       01/01/02 - 08/31/02:      Eighty Thousand Three Hundred Fifty One and 00/100ths
                                 dollars ($80,351.00) per month plus operating expenses per
                                 Paragraph 29 of the Lease.


       09/01/02 - 12/31/02:      Eighty One Thousand Seven Hundred Twenty Seven
                                 and 00/100ths dollars ($81,727.00) per month plus operating expenses per Paragraph 29 of the Lease.

       01/01/03 - 08/31/03:      Eighty Three Thousand One Hundred Fifty Seven
                                 and 00/100ths dollars ($83,157.00) per month plus operating expenses per Paragraph 29 of the Lease.

       09/01/03 - 12/31/03:      Eighty Four Thousand Six Hundred Five and
                                 00/100ths dollars ($84,605.00) per month plus operating expenses per Paragraph 29 of the Lease.

       01/01/04 - 08/31/04:      Eighty Six Thousand Thirty Five and 00/100ths
                                 dollars ($86,035.00) per month plus operating expenses per Paragraph 29 of the Lease.

       09/01/04 - 12/31/04:      Eighty Seven Thousand Four Hundred Eighty Three
                                 and 00/100ths dollars ($87,483.00) per month plus operating expenses per Paragraph 29 of the Lease.

       01/01/05 - 08/31/05:      Eighty Eight Thousand Nine Hundred Eighty Nine
                                 and 00/100ths dollars ($88,989.00) per month plus operating expenses per Paragraph 29 of the Lease.

       09/01/05 - 12/31/05:      Ninety Thousand Three Hundred Sixty Five and
                                 00/100ths dollars ($90,365.00) per month plus operating expenses per Paragraph 29 of the Lease.

       01/01/06 - 8/31/06:       Ninety One Thousand Nine Hundred Forty Five and
                                 00/100ths dollars ($91,945.00) per month plus operating expenses per Paragraph 29 of the Lease.

       09/01/06 - 12/31/06:      Ninety Three Thousand Three Hundred Twenty One
                                 and 00/100ths dollars ($93,321.00) per month plus operating expenses per Paragraph 29 of the Lease.

       01/01/07 - 08/31/07:      Ninety Four Thousand Nine Hundred One and
                                 00/100ths dollars ($94,901.00) per month plus operating expenses per Paragraph 29 of the Lease.

4. SECURITY DEPOSIT The Letter of Credit ("LC") of $316,898.00 under the Lease shall be increased by $316,092.00 for a total of $632,990.00 ("LC Amount"). The LC shall be delivered to Landlord within forty-five (45) days of the commencement date of this Amendment #14 and shall be in accordance with Paragraph 5 of Amendment #13 of the Lease.

5. TENANT'S PROPORTIONATE SHARE Effective December 1, 2000, Tenant's proportionate share shall be 7.75%. Effective January 1, 2001, Tenant's proportionate share shall be 14.06%. Effective March 1, 2001 or upon the termination of Suite 170 if earlier, Tenant's proportionate share shall be 12.39%.

6. TENANT IMPROVEMENTS Tenant agrees to accept the Premises as so expanded in "as is" condition. Provided Tenant is not in default of the Lease, Landlord shall contribute a one time tenant improvement allowance not to exceed $22,578.00 toward the cost of initial tenant improvements. Tenant shall not perform any work in the Premises (including, without limitation, cabling, wiring, fixturization, painting, carpeting, replacements or repairs) except in accordance with Paragraphs 7 and 9 of the Lease.

7. SUBLETTING During the first thirty six (36) months of the Term of this Lease, provided that Tenant is not in default of the Lease, Tenant shall have the right to sublease the 2,557 square foot portion of the Premises on the second floor, known as Suite 285, with prior written Landlord's consent, from time to time, to one subtenant at a time provided that the term of such proposed sublease shall not exceed thirty six (36) months and no extension options shall be granted in such sublease, without extending any option to Landlord to recapture or terminate the Lease as to such portion of the Premises, and as otherwise in accordance with Paragraph 10 of the Lease.

All other terms and conditions of the Lease shall remain in full force and effect and shall apply to the Premises as well as to the original premises.

Dated: November 21, 2000

IN WITNESS WHEREOF, the parties hereto have executed this Amendment #14 as of the day and year first above written.

LANDLORD:

SPIEKER PROPERTIES, L.P.,
a California limited partnership

By:     Spieker Properties, Inc.,
        a Maryland corporation,
        its general partner

        By:
           ----------------------
             Nancy Gille
        Its: Vice President
            ---------------------


TENANT:

SCICLONE PHARMACEUTICALS, INC.
A California Corporation


        By:
           ----------------------

        Its:
            ---------------------